As filed with the Securities and Exchange Commission on September 29, 2017

Registration Nos.            333-149362
811-04328

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 15	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ ]

Amendment No. 34	[X]

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)
(Exact Name of Registrant)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Knut A. Olson
Foresters Life Insurance and Annuity Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:

Mary Carty, Esq. Foresters Financial 40 Wall Street New York, NY 10005	Mark Amorosi, Esq. K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

[_] Immediately upon filing pursuant to paragraph (b) of Rule 485

[_] On (date) pursuant to paragraph (b) of Rule 485

[X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:  An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

ISP CHOICE

(ISPC-15 & ISPC-WL)

A Level Premium Variable Life Insurance Policy
with two premium payment period options

Offered By Foresters Life Insurance and Annuity Company Through First Investors Life Separate Account B.

40 Wall Street, New York, New York 10005 / 1(800) 832-7783

This prospectus describes an individual Level Premium Variable Life Policy (the "Policy") that is offered by Foresters Life Insurance and Annuity Company ("FLIAC", "We", "Us" or "Our"; "You" and "Your" refer to a prospective or existing owner of a Policy) through First Investors Life Separate Account B ("Separate Account B").  Two premium payment period options are available: 15-year ("ISP CHOICE-15" or "ISPC-15") and pay-to-age-100 ("ISP CHOICE-Whole Life" or "ISPC-WL").  An ISPC-15 Policy is fully underwritten.  An ISPC-WL Policy uses standard underwriting procedures if issued with Face Amounts above $150,000, and non-medical underwriting if issued with Face Amounts of $150,000 or less.

Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy, that You should know before buying or taking action under a Policy. This prospectus is valid only when accompanied by the current prospectus for the First Investors Life Series Funds ("Life Series Funds").

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FLIAC does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds of the Life Series Funds ("Funds"). The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by FLIAC.

The date of this prospectus is December __. 2017.

CONTENTS

SUMMARY OF BENEFITS AND RISKS OF THE POLICY	2
Policy Benefits	2
Policy Risks	4
General Account Risk	5
Risks of the Life Series Funds	5
FEE TABLES	6
DESCRIPTION OF THE POLICY	12
Who We Are and How to Contact Us	12
How The Policy Works	17
Policy Application Process	17
Premiums	18
Premium Loans To Pay	21
Allocation of Net Premiums to Investment Options	21
The Death Benefit	26
Accumulation Value	28
Settlement Options	31
Optional Insurance Riders	32
Other Provisions	35
Fees, Charges and expenses	40
Premium Payment Mode Adjustment	42

Periodic Charges Deducted from the Subaccount Value	43
FEDERAL TAX INFORMATION	45
Policy Proceeds	45
Surrenders and Loans	45
OTHER INFORMATION	50
Voting Rights	50
Reports	51
Financial Statements	51

SUMMARY OF BENEFITS AND RISKS OF THE POLICY

This summary outlines important benefits and risks associated with the Policy which You should consider before You make a decision to purchase a Policy. More detailed information about the Policy follows the summary.

POLICY BENEFITS

The Policy provides life insurance protection on the named Insured, and pays death benefit proceeds when the Insured dies while the Policy is in effect.  You may select the amount of life insurance that You want, or the amount of premium that You will pay each year, within Company limits and subject to Our approval. The Policy is available with two premium payment period options. In the case of ISPC-15, You pay premiums for 15 years; in the case of ISPC-WL, You pay premiums until You reach age 100.

After the Policy is issued, Your premium payment period cannot be changed by You or Us, and the premium amount  cannot be changed by You or Us (except for modal premium payment changes).  The net amount of each premium remaining,  after deduction of applicable  Policy charges,  is invested in Our Fixed Account and/or one or more investment Subaccounts as in accordance with Your instructions. You may not invest more than 50% of Your net premiums into the Fixed Account.

The Policy is designed to provide You with permanent life insurance protection as long as You pay Your premiums for the elected premium payment period. After that, the Policy remains in force for the life of the Insured, unless You choose to surrender Your Policy or You borrow against it to an extent that causes it to lapse.

Your premium will vary depending on the amount of life insurance and the premium payment period elected. In general, the longer that You pay Your premiums, the greater the life insurance coverage You will obtain per premium dollar. Thus, assuming the same premium, You will obtain more initial coverage by purchasing ISPC-WL and less initial coverage by purchasing ISPC-15.

Upon the death of the Insured, the Policy's death benefit will be paid to the named Beneficiary. The amount of the death benefit may increase above the Policy's guaranteed insurance amount (known as the "Face Amount") based upon the investment experience of the Subaccounts You select,  and on the credited interest in the Fixed Account if chosen. However, We guarantee that the death benefit will not be less than the Policy's Face Amount (reduced by any outstanding Policy loans, accrued loan interest, and due and unpaid premiums).

The Subaccounts invest in corresponding Funds of the Life Series Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that, in Our sole discretion, We may declare. Your Accumulation Value (see "Accumulation Value") and Variable Insurance Amount (see "The Variable Insurance Amount") will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Accumulation Value which You allocate to the Fixed Account.

You may change Your allocation of future premiums subject to certain limitations. You may also change the allocation of Accumulation Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Accumulation Value, or Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Accumulation Values are subject to certain conditions and restrictions described elsewhere in this prospectus.

You may borrow up to 75% of the Policy Cash Value during the first three Policy Years and up to 90% of the Cash Value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Cash Value less any outstanding loan balance, including any accrued loan interest ("Surrender Value"). A surrender is a taxable event. You may surrender a portion of the Policy's Cash Value on any Policy anniversary provided You meet Our requirements. Partial surrenders are not permitted if You have an outstanding Policy loan. Partial surrenders may have adverse tax consequences and will reduce the guaranteed insurance amount and the death benefit.

Subject to availability in Your state, We offer optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. The additional rider premium is excluded from the invested net premium. You may terminate a rider at any time and Your premium will be adjusted accordingly. Premiums for certain optional riders are not necessarily level for the term of the rider.  See "Optional Insurance Riders" for further details.

POLICY RISKS

Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.

The Policy involves a long-term commitment on Your part, and You should have the intention and financial ability to make the required premium payments. It is not suitable as a short-term savings vehicle.

The Policy is different from fixed-benefit life insurance because You bear the investment risks. The death benefit and Cash Value will increase or decrease as a result of the investment experience of the Subaccounts You select. However, the guaranteed insurance amount is never reduced based on negative performance of the Subaccounts. We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because You may allocate no more than 50% of Your net premiums to the Fixed Account, investing in the Fixed Account does not eliminate investment risks.

If You make a partial surrender, reduce the Face Amount, eliminate a rider, or make any other material change to the Policy after it is issued, the Policy may become a modified endowment contract ("MEC").  This can have adverse tax consequences to You.

If You decide to take Policy loans, they may reduce the future death benefit and Cash Values of Your Policy, whether or not You repay the loans, because loans may undermine the growth potential of Your Policy. While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or if the Policy has been converted into a MEC.  A Policy loan may also cause a Policy to terminate if the outstanding loan balance exceeds the Cash Value, due to fluctuation in the values of the Subaccounts selected or other factors.  In such case, the entire amount of the loan balance is immediately taxable to the extent it exceeds Your basis in the Policy.

Your Policy may lapse if you fail to pay Your premiums (or Your loan balance exceeds the Cash Value).  In such case, if You do not elect one of the continued insurance  options, We will automatically purchase continued insurance with the Policy's Cash Value. This may delay but not avoid the lapse of Your Policy.

GENERAL ACCOUNT RISK

The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Accumulation Value are subject to Our financial strength and claims-paying ability.

RISKS OF THE LIFE SERIES FUNDS

You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached Life Series Funds prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

FEE TABLES
The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The cost of insurance charges and optional rider premiums shown may not be representative of what You will pay because these charges are based on the Insured's age, sex and underwriting class. Your Policy will be accompanied by an illustration based on Your actual annual premium and guaranteed insurance amount as determined by the Insured's age, sex, underwriting classification, payment frequency and optional riders selected.

The table below describes the transaction fees and expenses that You will pay under the Policy, depending upon which premium payment period is chosen. The minimum charge indicated is based on the lowest rate for Our representative Standard Non-tobacco (Standard NT) underwriting class. The maximum charge indicated is based on the highest possible charge at issue for our non-standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class. The standard charge indicated is based upon Our representative Insured, a male age 35 in Our Standard Non-tobacco underwriting class at the time the Policy is issued.

Transaction Fees and Other Charges and Expenses
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Percentage Charge Imposed on Premiums (the Load), inclusive of Policy Charge	Upon each premium payment(2)	9.00% of each Premium Payment
Maximum Surrender Charge (Per $1,000 Face Amount Surrendered or Partial Surrendered)	Upon full or partial surrender within the first 15 years	Minimum	$1.10
		Maximum	$50.00
		Representative case(3)	$22.32
Transfer Fees(4) (Limit of 6 transfers per Policy Year)	On 5th and 6th transfer	$10
Maximum Face Amount Charge (Per $1,000 Face Amount)(5)	Upon each premium payment		ISPC-15	ISPC-WL
				Face Amount greater than $150,000	Face Amount less than or equal to $150,000

		Minimum	$1.25
		Maximum	$2.75	$0.25	$2.00
		Representative case(3)	$2.75	$1.25	$2.00
				$1.25	$2.00
Maximum Policy Charge (5)	Upon each premium payment	$95
Modal Premium Charge (6)	Upon each premium payment	Annual: 0.000000 Semi-annual: 0.009996 Quarterly: 0.024273 Monthly: 0.039196

Transaction Fees and Other Charges and Expenses (continued)
Charge for Optional Rider	When Charge is Deducted(1)	Amount Deducted
			ISPC-15	ISPC-WL
				Face Amount greater than $150,000	Face Amount less than or equal to $150,000
Waiver of Premium	Upon each premium payment	As % of Total Premium
		Minimum	0.11%	0.87%	0.87%
		Maximum	4.28%	5.46%	5.46%
		Representative case(3)	0.34%	1.68%	1.68%
		Per $1,000 Face Amount of Rider
Accidental Death(7)	Upon each premium payment	Minimum	$1.25	$1.00	$1.00
		Maximum	$1.50	$1.25	$1.25
		Representative case(3)	$1.25	$1.00	$1.00
		Per $1,000 Face Amount of Rider
Children's Term Life Insurance Rider	Upon each premium payment	Minimum	Not available	$5.25	Not available
		Maximum	Not available	$5.25	Not available
Spouse's Term Life		Per $1,000 Face Amount of Rider
Insurance Rider (8)	Upon each premium payment	Minimum	Not available	$0.62	Not available
		Maximum	Not available	$15.70	Not available
10 Year Level Term Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$0.42	$0.42	Not available
		Maximum	$43.27	$43.27	Not available
		Representative case(3)	$2.70	$2.70	Not available
		Per $1,000 Face Amount of Rider
15 Year Level Term Insurance Rider	Upon each premium payment	Minimum	$0.44	$0.44	Not available
		Maximum	$21.97	$21.97	Not available
		Representative case(3)	$2.02	$2.02	Not available
20 Year Level Term Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	Not available	$0.44	Not available
		Maximum	Not available	$67.24	Not available
		Representative case(3)	Not available	$2.82	Not available
		Per $1,000 Face Amount of Rider
Guaranteed Insurability Option Rider	Upon each premium	Minimum	$0.32	$0.17	Not available
		Maximum	$5.77	$5.56	Not available

payment	Representative case(3)	$2.71	$2.54	Not available

(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy Year, the charges, which are premium-based, will be prorated over those payments.

(2) The Policy allows You to select the period of time over which You will pay premiums. The transaction fees and other charges and expenses shown in the table apply to all premium payment periods unless specifically noted. There are two premium payment period options available. In the case of ISPC-15 You pay premiums for 15 years and in the case of ISPC-WL You pay premiums until You reach age 100.

(3) The Representative case is based on Our Representative Insured.  This is a male, age 35 at the time the Policy is issued, and is in Our Standard Non-tobacco underwriting class. The guaranteed maximum premiums are shown.

(4) We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account.

(5) Values shown reflect annual premium mode.  Non-annual premium mode values will reflects modal adjustment factors (See "Premium Payment Mode Adjustment").(6)  The Modal Premium Charge is derived by multiplying the matching Modal Premium Percentages by the modal Premium (excluding any extra premium for substandard coverage and optional riders)   less modal Premium Charge, Policy Face Amount Charge and Policy Charge.

(7) The benefit issued may not exceed $200,000 less all of the Insured's accidental death benefit coverage in all companies.

 (8) Only the level premium ranges for an initial 20 year period are shown.  After the 20 year period, the premiums increase for subsequent level periods of 20 years or less.  The spouse term rider is only available in an amount of $25,000.

The next table describes the fees and expenses that We may deduct from Your Accumulation Value periodically over the life of the Policy. These fees and expenses do not include operating fees and expenses of the Funds.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost Insurance(1)	Last Day of Policy Year and/or Upon Surrender(2)		ISPC-15	ISPC-WL
				Face Amount greater than $150,000	Face Amount less than or equal to $150,000
		Minimum(3)	$0.18 per $1,000 of net amount at risk (NAR)	$0.43 per $1,000 NAR
		Maximum(3)	$1,000 per $1,000 NAR
		Representative Case(4)	$1.12 per $1,000 NAR
Mortality and Expense Risk Charge	Daily	Effective Annual Rate of Your Subaccount Value	Year(s)	ISPC-15	ISPC-WL
					Face Amount greater than $150,000	Face Amount less than or equal to $150,000
			1 to 15	0.50%	0.50%	0.50%
			16 to 20	0.25%	0.50%	0.50%
			21 and beyond	0.25%	0.25%	0.25%
Policy Loan Interest	Policy Anniversary	6% of the outstanding loan(5)
Income Tax Charge(6)	Not charged	None deducted

(1) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured's age, sex, Underwriting Class of Risk, as well as the net amount at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative. The NAR under a Policy is equal to the Policy's guaranteed insurance amount, plus the Variable Insurance Amount, minus the Accumulation Value. The NAR may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

(2) If the Total Benefit Base at the end of the first Policy Year is less than the cost of insurance due, the balance will be included in the cost of insurance charged on the last day of the following Policy Year.

(3) The minimum charge reflects the annual cost of insurance rate per $1000 of NAR for a female, age 5 for ISPC-15, and for a female, nonsmoker, age 18 for ISPC-WL. The maximum charge reflects the annual cost of insurance rate per $1000 of NAR for all rating classifications at age 120.

The maximum first year cost of insurance charge based on the maximum issue age for the Policy is equal to $17.41 per $1000 of NAR for ISPC-15 and ISPC-WL.

(4) The representative case is based on Our representative Insured. This is a male, age 35 at the time the Policy is issued and is in Our standard on-tobacco underwriting class. There is no difference in the cost of insurance between the standard and non-standard class. The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge.

(5) Because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

(6) We reserve the right to impose this charge if We incur taxes attributable to Separate Account B.

The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of June, 30, 2017. These expenses may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the accompanying prospectus for the Funds.

Total Annual Fund Operating Expenses
	Minimum	Maximum(1)
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.78%	1.32%
(1) The maximum total annual fund operating expenses have been restated to reflect current operating expenses.

DESCRIPTION OF THE POLICY

WHO WE ARE AND HOW TO CONTACT US

Foresters Life Insurance and Annuity Company ("FLIAC", "We" and "Our") with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We issue life insurance policies and annuity contracts.

FLIAC is part of Foresters Financial Holding Company, Inc. ("FFHC"), a holding company, which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include: Foresters Financial Services, Inc. ("FFS"), the distributor of the Policies; Foresters Investment Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Funds; and Foresters Investor Services Corporation ("FIS"), the transfer agent for the Life Series Funds. For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837. You can call Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax Us at 732-510-4209. You can also contact Us through Our website at www.forestersfinancial.com.

You should send any payments, notices, elections, or requests, as well as any other documentation that We require for any purpose in connection with Your Policy to Our Administrative Office. No such payment, notice, election or request will be treated as having been "received" by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account B

We issue the Policies described in this prospectus through Our Separate Account B. We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account B from the assets in Our general account (the "General Account"). The assets of Separate Account B fall into two categories: (1)

assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.

The Fixed Account

The Fixed Account is not part of Separate Account B. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account B or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn at least the minimum effective annual interest rate of 2%.

We may, but are not required to, declare interest in excess of this rate ("excess interest"). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However any excess interest already credited to Your account is non-forfeitable. You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return.

Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy Accumulation Value are subject to Our financial strength and claims-paying ability. The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. The staff of the SEC has therefore not reviewed the disclosures in this prospectus that relate to the Fixed Account assets.  Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Life Series Funds

Each of the Subaccounts available under the Policy invests in a corresponding Fund of the Life Series Funds. Each Fund is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of fifteen (15) separate Funds, all of which are available to Policyowners of Separate Account B. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity contract issued by FLIAC or by other insurance companies. The Life Series Funds reserves the right to offer shares to other separate accounts or directly to Us.

Our affiliate, FIMCO is the investment adviser of the Life Series Funds. FIMCO is a New York corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained  Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund; Vontobel Asset Management Inc., 1540 Broadway, New York, New York 10036 to serve as the subadviser of the International Fund; Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022 to serve as subadviser for the Fund For Income; and Ziegler Capital Management, LLC, 170 West Madison Street, 24th floor, Chicago, IL 60602 to serve as subadviser for the Covered Call Strategy Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

 Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

The following table includes the investment objective for each Fund that is available under the Policy. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds You select through the corresponding Subaccounts. The degree of investment risk You assume will depend on the Subaccounts (and the underlying Funds they invest in) You select. You should consider Your allocations carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the accompanying Life Series Funds prospectus.

Fund	Investment Objective
Balanced Income Fund	Income as the primary objective and a secondary objective of capital appreciation.
Covered Call Strategy Fund	Long term capital appreciation.
Equity Income Fund	Total return.
Fund For Income	High current income.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Government Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.

Limited Duration High Quality Bond Fund	Current income consistent with low volatility of principal.
Opportunity Fund	Long-term capital growth.
Real Estate Fund	Total return.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

HOW THE POLICY WORKS

The Policy is described as "variable" because the amount of Your death benefit, Accumulation Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to that portion of the Policy's Accumulation Value which is allocated to the Separate Account B Subaccounts. We bear the investment risk with respect to that portion of the Policy's Accumulation Value which is allocated to the Fixed Account. We also guarantee that the death benefit will never be less than the Face Amount (adjusted for Policy loans, accrued loan interest and any partial surrenders), if You pay all of Your premiums.

The following discussion describes how the Policy works. It generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and Accumulation Value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS

To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before issuing a Policy, We conduct underwriting to determine the proposed Insured's insurability.

For ISPC-WL issued with a Face Amount over $150,000 and ISPC 15, We conduct standard underwriting.  Standard underwriting may include, but is not limited to, the testing of blood and urine, a physical examination, communication with the proposed Insured's physician or other tests We feel are necessary or appropriate.  The amount of information We require for standard underwriting depends on the proposed Insured's age and the amount of insurance for which the proposed Insured has applied.

We conduct non-medical underwriting for ISPC-WL issued with a Face Amount less than or equal to $150,000.  Non-medical underwriting bases the insurability decision on the following information: Parts I and II of the Application for Life Insurance, a report from MIB, Inc. (formerly known as the Medical Information Bureau), a report from the Department of Motor Vehicles and a report from a pharmacy database.  These non-medical underwriting requirements generally result in shorter underwriting time, faster Policy issue, larger premiums and higher Policy charges as a percentage of face amount than ISPC-WL issued using standard underwriting procedures.

We assume a greater mortality risk with ISPC-WL issued with Face Amount less than or equal to $150,000 than the other Policy options due to the non-medical underwriting procedure.

The mortality risk that We assume is that the Insured will live for a shorter time than We estimated, or the guaranteed minimum death benefit will be payable regardless of the performance of the Funds.

If Your application is accepted, We will credit Your Policy with the initial net premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any application for any reason, including but not limited to failure to meet Our underwriting criteria. The Insured will be covered under the Policy as of the Policy's issue date.

PREMIUMS

Premium Payment Period Choice

The Policy premiums are "level" because You pay the same amount each year for the premium payment period. The premium payment period is 15 years for ISPC-15, and until age 100 for ISPC-WL. Once You select Your premium payment period (i.e., the number of years that premiums must be paid), the period is fixed. It cannot be changed by You or Us, nor can the amount of the premium be changed (except as noted below under "The Frequency of Your Payments" and "Optional Insurance Riders"). After You have made the scheduled payments for the premium payment period, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses. When referring to the life of the Insured, We mean up to a maximum age of 120.

In determining which payment period option to select (i.e. 15 years or until age 100) You should consider a number of factors, including the amount of coverage that You want. For a given premium amount for any single insured, the amount of coverage available under ISPC-WL is greater than the amount of coverage available under ISPC-15.

The following example demonstrates premium amount and amount of insurance for the two premium payment period options where the Insured is a standard issue, 35 year old male non-tobacco user.

Male – Standard Issue Non- Tobacco Age 35	ISPC -15	ISP -WL
		Face Amount greater than $150,000	Face Amount less than or equal to $150,000
$50,000 Face Amount will cost	$1,244 Annual Premium	Not applicable	$757 Annual Premium
$1,000 Annual Premium will buy	$39,382 Face Amount	Not applicable	$68,353 Face Amount

The Amount of Your Premiums

The premium You pay is determined by the premium payment period You choose (i.e.15 years or until age 100), the amount of guaranteed insurance, the underwriting classification of the Insured and the frequency of the premium payments. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on other than an annual basis (see "Premium Mode Adjustment").

The Policies are only issued if premium and Face Amount exceed the following minimum requirements.  The minimum annual premium to issue a Policy is $750 (i.e. combined base premium and policy fee of $95 should be greater than or equal to $750) for both ISPC-15 and ISPC-WL. Additional premiums for any riders that You may select or substandard extras are excluded in this minimum requirement.  For ISPC-15, the minimum Face Amount is $100,000 for Preferred Plus NT and Preferred NT; and it is $50,000 for Standard NT and Standard TU.  ISPC-WL has a minimum Face Amount requirement of $25,000.

In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.

The Frequency of Your Payments

You pay premiums under a Policy for the premium payment period. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected. You may choose to pay Your premiums on a semi-annual, quarterly or monthly basis. If You do so, You will be subject to an additional charge. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the entire amount the premium increases.

You may only pay premiums monthly if You authorize Us to electronically deduct premiums from Your bank account ("Lifeline"). We are not liable for any bank charges that You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then re-compute Your premium amount and bill You accordingly.

PREMIUM LOANS TO PAY

PREMIUMS

You may elect in the application or in a written request to Our Administrative Office to have any premium due (except for the initial premium) paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due date does not exceed the maximum loan value of Your Policy (see "Policy Loans"). If You do not resume paying premiums, the loans will continue to be used to pay Your premiums as they become due. This could eventually cause Your Policy to lapse, which could have adverse tax and other consequences. You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS

When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account B and/or the Fixed Account.

Your allocations are subject to the following constraints:

1. Allocation percentages must be in whole numbers;

2. Allocation percentages must add to 100%; and

3. The allocation percentage for the Fixed Account may not exceed 50%.

On the Policy's issue date, the proportion of the initial net premium You designated for the Fixed Account will be allocated to the Fixed Account. The remainder of the initial net premium You designated for the Subaccounts will be allocated to the Government Cash Management Subaccount for a period of 20 days. On the 21st day, the Subaccount Benefit Base (the value of the assets allocated to the Subaccounts) in the Government Cash Management Subaccount will be reallocated to the Subaccounts You designated on the Subaccount Allocations section of the application. This reallocation will occur as of the end of the 20th day following the issue date. If that day is not a Business Day, then the reallocation will occur as of the end of the next Business Day. Subsequent premiums will be allocated according to Your allocation percentages on file, unless You request a change in Your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See "Automated Subaccount Reallocation Option" for additional information.

The net premium is credited to Your Policy on the Policy's issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

Reallocating Your Policy Assets

Subject to the restrictions discussed below, You may change the allocation of Your Net Benefit Base (the value of the Subaccount Benefit Base plus the Fixed Account Benefit Base) among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Net Benefit Base by written notice, participation in Our Systematic Transfer Option, participation in Our Automated Subaccount Reallocation Option or by telephone.  Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Transfer of Net Benefit Base

You may transfer all or a portion of the Net Benefit Base between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written notice of your request or by calling 1(800)832-7783.  There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer of the Net Benefit Base either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Benefit Base (the value of the assets allocated to the Fixed Account). Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Benefit Base to the Net Benefit Base to exceed 50%.

We charge a $10 fee for transfers in excess of four per Policy Year, including those involving the Fixed Account. A transfer of Net Benefit Base made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in "Processing Transactions". We may defer transfers under the conditions described under "Payment and Deferment".

Telephone Transfer Option

You may make transfers of Net Benefit Base as described above via telephone by calling 1(800)832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call.  We may require written confirmation of your request.

We will not be liable for losses resulting from telephone requests that we believe are genuine.  We reserve the right to revoke or limit your telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available.  For example, there may be interruptions in service beyond our control such as weather-related emergencies.

Systematic Transfer Option

You may request that a specified dollar amount be transferred from any one or more Subaccounts (the "originating Account(s)") to any one or more other Subaccounts (the "receiving Account(s)") at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter (successive one-month and three-month periods, respectively, measured from the issue date) that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100. All transferred amounts must be specified in whole dollars.

The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Such termination as to one originating Account will not have the effect of increasing any amounts thereafter transferred from other originating Accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies; see "Transfer of Net Benefit Base" above. However, We reserve the right to impose a charge in the future for this option. The Systematic Transfer Option terminates if and when the Benefit Base remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving you 31 days written notice.

Automated Subaccount Reallocation Option

If You request, We will automatically reallocate the Subaccount Benefit Base at quarterly intervals according to the most recent premium allocation instructions on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request.

Upon reallocation, the amount of Net Benefit Base allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a) is equal to:

1. The allocation percentage You have specified for that Subaccount; divided by

2. The sum of the allocation percentages for all such Subaccounts; and,

(b) is equal to the sum of the Benefit Bases in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your premium allocation instructions are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Benefit Bases among the Subaccounts. It will not affect the Fixed Account Benefit Base. Reallocation transfers of Subaccount Benefit Base made under this option are not subject to the minimum transfer amount described under "Transfer of Net Benefit Base". Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We reserve the right to impose a charge for this option in the future.

A transfer of Net Benefit Base made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by providing Us with notice. We may terminate or modify Our rules governing this option by giving You 31 days written notice.

Our Policies on Frequent Reallocations Among Subaccounts

The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six per Policy Year (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and complies with our requirements for such requests. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail requests. As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of the Life Series Funds (other than the Government Cash Management Fund) and reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds' policies, it is Our Policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.

The Risks to Policyowners of Frequent Reallocations

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high-yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange ("NYSE"). This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT

The death benefit is the amount We pay to the named Beneficiary at the death of the Insured. It is the sum of the guaranteed insurance amount plus, if positive, a Variable Insurance Amount that is based upon the performance of the Subaccounts selected and the amount we have credited to You in the Fixed Account. We increase the death benefit to reflect (1) any insurance on the life of the Insured added by a rider and (2) any premium paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured's death and (3) partial surrenders. The death benefit is reduced pro rata for partial surrenders, as discussed later.

Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured's death. Thereafter, if the Policyowner did not make an election, the Beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.

The Guaranteed Insurance Amount

(Face Amount)

We guarantee that the death benefit on Your Policy will never be less than the Policy's Face Amount, which is the guaranteed insurance amount (reduced for loans and partial surrenders). During the first Policy Year, the death benefit is equal to the guaranteed insurance amount. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy Year by adjusting the death benefit by the change in the Variable Insurance Amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy Year.

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee.

The Variable Insurance Amount

The Variable Insurance Amount is based upon the investment results of the Subaccounts that You have selected and the interest credited to the Fixed and Loan Accounts, if selected or applicable. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.

During the first Policy Year, the Variable Insurance Amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine Your Variable Insurance Amount by comparing the "actual net investment return rate" of Your Subaccounts (as defined below)  with an assumed investment return of  4%,  which We call "the Assumed Interest Rate." The "actual net investment return rate" reflects the gross return on the underlying investments of Your Subaccounts plus the interest credited to the Fixed and Loan Accounts, less Fund expenses and mortality and expense risk charges.

Your Variable Insurance Amount does not change if the actual net investment return rate is exactly equal to the Assumed Interest Rate. Your Variable Insurance Amount increases if the actual net investment return rate is greater than the Assumed Interest Rate and decreases if the actual net investment return rate is less than the Assumed Interest Rate.

The amount by which Your Variable Insurance Amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy Year by the applicable net single premium rate that is specified in Your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base at the end of the Policy Year (the sum of all values in Your Subaccounts, Fixed Account and Loan Account), less the Assumed Benefit Base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any credited net premiums and increased by the 4% Assumed Interest Rate to the end of the Policy Year). The Excess Investment Return may be positive, zero, or negative.

Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 through 120. The net single premium increases as the Insured grows older. As a result, a dollar of Excess Investment Return would purchase less additional variable insurance each subsequent Policy Year. Net single premiums also vary by the sex and underwriting classification (tobacco or non-tobacco) of the Insured.

The Variable Insurance Amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy Years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts selected. If the Variable Insurance Amount is negative, the death benefit is the guaranteed insurance amount. In other words, the death benefit is never less than the guaranteed insurance amount.

ACCUMULATION VALUE

Determining Your Accumulation Value

There is no minimum guaranteed Accumulation Value. The Accumulation Value varies daily and on any day within the Policy Year equals the Accumulation Value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited on the Fixed Account if selected, plus the interest credited to the Loan Account if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders.

The Policy offers the possibility of increased Accumulation Value due to good investment performance and decreased Accumulation Value due to poor investment performance. You bear all of the investment risks.

Cash Value

The Cash Value of the Policy is equal to the Accumulation Value less any applicable policy surrender charge.

Cost of Insurance Protection

Your Accumulation Value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk. In all cases, We base the cost of insurance protection on the net amount at risk (NAR) (the Policy's guaranteed insurance amount, plus the Variable Insurance Amount, minus the Accumulation Value) and the person's sex, underwriting class, and attained age. (See "Periodic Charges Deducted from the Subaccount Value – Cost of Insurance Protection.")

Policy Surrenders

You may fully surrender the Policy for its Cash Value less any outstanding Policy loans and loan interest ("Surrender Value") at any time while the Insured is living. The amount payable will be the Surrender Value that We next compute after We receive the surrender request at Our Administrative Office. If You request a full surrender, it will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.

You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have paid the premium due on that Policy anniversary. In addition, Your premiums and/or Face Amount after the partial surrender must still meet the Policy's minimum requirements. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When You make a partial surrender, the guaranteed insurance amount, death benefit, Accumulation Value, and Cash Value for the Policy each will be reduced in the same proportion as the partial surrender relates to the Cash Value. The premium will also be reduced. We will pay the portion of the Cash Value of the original Policy that exceeds the Cash Value of the reduced Policy to You as a partial surrender. We will allocate the Accumulation Value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the Accumulation Value of the original Policy. We will usually pay the Surrender Value within seven days if We have received all necessary forms. However, We may delay payment for the following reasons:

■ A recent payment that You made by check has not yet cleared the bank,

■ We are not able to determine the amount of the payment because the NYSE is closed for trading or the SEC determines that a state of emergency exists, or

■ For such other periods as the SEC may by order permit for the protection of security holders.

We will pay interest if We delay payment of the Surrender Value beyond 30 days from the effective date of the surrender.

While We do not assess a charge for full or partial surrenders, You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may have adverse tax consequences, see "Tax Information". We may deduct withholding taxes from the Surrender Value.

Policy Loans

You may borrow up to 75% of the Cash Value during the first three Policy Years and 90% of the Cash Value after the first three Policy Years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general, if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.

When You take a loan, We transfer a portion of the Cash Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that You have selected to Our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account if applicable in the proportion which the value of each Subaccount and/or the Fixed Account bears to the Net Benefit Base of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due but does reduce the death benefit and Cash Value by the amount of the loan. A Policy loan may also permanently affect the Variable Insurance Amount and the Cash Value, whether or not You repay the loan in whole or in part. This occurs because We credit the amount in the Loan Account at the assumed interest rate of 4%, in accordance with the Tabular Cash Value calculations that We have filed with the state insurance departments. Thus, even if it is repaid, a Policy loan will have a negative impact on the Variable Insurance Amount and the Cash Value, if the actual net investment returns of the Subaccounts You have selected, exceed the assumed interest rate of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Cash Value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any Cash Value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the Cash Value, We will mail notice of such event to You and any assignee at the assignee's last known address. The Policy will terminate 31 days after We mail such notice. A termination of the Policy may be a taxable event. The Policy does not terminate if You make the required repayment within that 31-day period.

While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

SETTLEMENT OPTIONS

You or Your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 1% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 1% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 1% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Payment of Life Income

You may elect the following life income provisions, and the minimum payments are based on the 2012 Individual Annuity Reserving Table and a guaranteed interest rate of 1.0%.

a.
Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

b.	Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

c.	Life Income Only - Payments made only while the person on whose life the payments are based is alive.

OPTIONAL INSURANCE RIDERS

Currently, the following riders may be included in a Policy at issue, but not added thereafter, in states where available.  Riders are subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below describe important benefits, features, rights and obligations under each rider. Additional terms and conditions are set out in each applicable rider form. You may obtain additional information in this regard from Your representative.

Accidental Death Benefit

You may elect to obtain an accidental death benefit rider, if the Insured's issue age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event that the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Insured's accidental death benefit coverage in all companies.

Waiver of Premium

You can choose to obtain a waiver of premium rider where the Insured is issue age 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability (as defined in the rider) of the Insured, which continues for at least six months. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Insured reaches age 60.

Children's Term Life Insurance Rider

(Only Available on ISPC-WL with Face Amount greater than $150,000; not available on ISPC-15 or ISPC-WL with Face Amount less than or equal to $150,000)

You may purchase life insurance on children who are qualified under the terms of this.  The Children's Term Insurance Rider allows You to purchase between $5,000 and $15,000 of coverage on qualified children, if the Insured's issue age is 18-50. Qualified children are children ages 14 days to 18 years old at the inception of coverage.  The premium is the same regardless of number of children covered. Children born, adopted, or who become a stepchild after the issue date of the Policy are automatically insured as long as they are qualified under the terms of the rider.  Coverage under this rider expires at the Insured's age 65.   The rider coverage is convertible, without evidence of insurability, to an individual Policy in the name of the Insured Child at the earlier of when the Insured Child reaches attains age 25 or the Insured attains age 65. The amount of insurance available under the new policy is the Face Amount of the rider coverage,  up to a maximum of five times the face amount of the in force rider coverage,   subject to  a maximum limit of $50,000. If the Insured dies during the premium payment period, the Insured Child's coverage continues as paid up term insurance through the rider expiration date.

Spouse's Term Life Insurance Rider

(Only Available on ISPC-WL with Face Amount greater than $150,000; not available on ISPC-15) You may purchase term life insurance on Your spouse in the form of a rider to the Policy.  The Spouse's Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. This rider is available for a spouse issue ages 18-50.  To be eligible, the spouse to be insured may not be 10 or more years older, nor 10 or more years younger, than the Insured individual under the Policy. Rider coverage expires at the later of when the insured spouse attains age 65, or 20 years from the issue date. The rider coverage is convertible without evidence of insurability within 60 days after the death of the Insured, or within 60 days prior to the earliest of:  the date of a scheduled rider premium increase, the rider's expiration date, or when the insured spouse attains age 65. Premiums for this rider are level for an initial 20-year period then increase for subsequent level premium 20-year periods,  or to the expiration date of the rider if earlier.

Level Term Insurance Rider

(Only Available on ISPC-WL with Face Amount greater than $150,000, and ISPC-15; not available on ISPC-WL with Face Amount less than or equal to $150,000)

You may elect to obtain additional term insurance protection, in addition to the death benefit provided by the Policy. The additional coverage is purchased in the form of a rider to the Policy. The rider is available with a 10 year, 15 year, or 20year coverage period (20 year coverage is not available with ISPC-15).

The 10–year coverage is available for issue ages 18-65; the 15- year coverage is available for issue ages 18-55; and the 20 year coverage is available is available for issue ages 18-50. The rider may be added in an amount up to 5 times the Face Amount of the ISP Choice Policy, subject to a $25,000 minimum amount. The rider coverage is convertible, without evidence of insurability to a new permanent plan of insurance. The amount of insurance under the new Policy may be any amount up to the Face Amount of the rider. The conversion may occur at any time during the premium payment period, but not later than the Policy anniversary when the Insured reaches age 65.

The guaranteed maximum premiums for this rider are level throughout the coverage period. We currently charge premiums less than the guaranteed maximum premiums.

We reserve the right to change current premiums for this rider but any change will be on a uniform basis by premium class and based upon future investment earnings, mortality, persistency and expenses. We cannot change current premiums on account of a deterioration of the Insured's health or a change in occupation.

Guaranteed Insurability Option Rider

(Only Available on ISPC-WL with Face Amount greater than $150,000 and ISPC-15; not available on ISPC-WL with Face Amount less than or equal to $150,000)

The Guaranteed Insurability Option Rider allows additional face amount purchases on specified option dates without evidence of insurability, subject to restrictions.  These options dates include Regular Option dates and Alternate Option dates.  The Regular Option dates vary by the issue age of the Insured and provide for such optional purchases every three years, beginning at attained age

22 through attained age 46.  The Alternate Option dates are triggered by Life Events, including: marriage, birth of a child, adoption, or acquiring a mortgage to purchase a new primary residence. The rider may be added for an option amount up to $50,000, subject to a minimum option amount of $25,000.The rider also provides for limited additional 90 day term insurance coverage following a Life Event.

OTHER PROVISIONS

Age and Sex

If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment

You may assign the benefits under a Policy to someone else. However, the assignment is not binding on Us, unless it is in writing and received at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the person(s) you designate in the application to receive death benefits under the Policy upon the death of the Insured. You may change this designation during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.

Right to Examine

You have a period of time to review Your Policy and cancel it for a refund of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of Your Policy. At a minimum You can cancel Your Policy within 10 days after receipt. You must return Your Policy along with a written request for cancellation.

Default and Options on Default

A Policy is in default if You do not pay any premium (after the first premium) when it is due. There is a grace period of 31 days during which the Policy continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If You have elected the automatic premium loan provision, and You do not pay a premium within the grace period, the premium will automatically be borrowed from the Cash Value of the Policy. If You do not resume paying premiums, this process will continue until the Cash Value in Your Policy is exhausted. This will result in a termination of Your Policy or conversion of the remaining Cash Value into a continued insurance option. The total amount of all loans then outstanding will be considered a taxable distribution to the extent You have any gains in Your Policy.

If You have not elected the automatic premium loan provision and You do not surrender a Policy within 31 days after the date of default, We apply the Policy's Cash Value minus any loan and interest to purchase continued insurance. If the Insured is rated as standard class, You automatically have the extended term insurance option if You make no other choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the Surrender Value on such date purchases.

The reduced paid-up whole life insurance option provides a guaranteed level amount of paid-up whole life insurance. The guaranteed amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective.

When the Policy is continued as paid-up or extended term insurance, the Subaccount Benefit Base is transferred from the Separate Account to the Company's General Account.

You may surrender a Policy continued under either option for its Cash Value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option. However, the death benefit will be reduced by any loan balance. If the loan balance exceeds the Cash Value of the paid –up coverage, the paid-up coverage will terminate.

Right to Exchange Options

The exchange options allow You to exchange this Policy, under certain conditions, for a permanent fixed benefit life insurance Policy if this Policy was issued in the State of New York.

Exchange Option 1
 Within the first 18 months after the Policy's issue date, if You have duly paid all premiums, You may exchange this Policy for a permanent fixed life insurance Policy that We issue on the Insured's life.

You do not need to provide evidence of insurability to exercise this option. The new Policy will have a level Face Amount equal to the Face Amount of this Policy. The new Policy will have the same issue date, issue age and premium class as this Policy and the same optional insurance riders if such riders are available. We base premiums for the new Policy on the premium rates for the new Policy that were in effect on this Policy's issue date.

In some cases, issuance of the new policy will be subject to a Cash Value adjustment.  The Cash Value adjustment amount is equal to the policy Accumulation Value plus all charges assessed to this policy accumulated at this policy's Assumed Interest Rate minus the aggregate past Gross Premiums of the proposed new policy, accumulated at this policy's Assumed Interest Rate.  If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Exchange Option 2
 If any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions, You may exchange this Policy for a permanent fixed benefit life insurance Policy that We issue on the Insured's life. We will notify You if there is any such change. You will be able to exchange this Policy within 60 days after Our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.

The new Policy will be issued at Your attained age at the time of the exchange on a substantially comparable General Account plan of insurance. The face amount of the new Policy will be for an amount not exceeding the excess of the Death Benefit of this Policy on the date of exchange or:

1. The Cash Value of this Policy on the date of exchange if You elect to surrender this Policy; or

2. The death benefit payable under the Paid-Up Insurance Surrender Value Option if You choose to elect that option.

Grace Period

With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.

Incontestability

Except for fraud or nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.

Changes to the Policy

We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. We may, at our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts. We may at Our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.

We will provide You with written notice regarding any significant changes.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document.

We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.

Payment and Deferment

We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) We cannot determine the amount because the NYSE is closed for trading, or (3) the SEC determines that a state of emergency exists.

Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest. We will pay the interest from the date of surrender to the date We make payment.

Payment of Dividends

The Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of FLIAC.

Policy Years and Anniversaries

We measure Policy Years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. Each Policy Year will commence on the anniversary of the date of issue.

Reinstatement

If the Policy terminates, You may apply for reinstatement within three years of termination. A Policy surrendered for cash or for which the extended term insurance option was in effect may not be reinstated. To reinstate, You must present evidence of insurability acceptable to Us, and You must pay to Us the greater of:

(1)
All premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in Cash Value resulting from reinstatement.

To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide

If the Insured commits suicide within two years from the Policy's date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets

We determine the unit value for each Subaccount at the close of business of the NYSE, on each day the NYSE is open for regular trading ("Business Day"). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.

Processing Transactions

Generally, transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally 4:00 P.M., Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

FEES, CHARGES AND EXPENSES

We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments except as described under "Optional Insurance Riders" or the charges that We deduct from Your premiums. The charges that We deduct from Your Subaccount(s) for mortality and expense risks are also guaranteed not to increase (except as described in "The Frequency of Your Payments").

Transaction Fees

We deduct the fees, charges and expenses listed below from Your premiums. The resulting net premium amount is allocated among the Subaccount(s) and the Fixed Account as You have selected.

Premium Charge

We impose a premium charge on each premium payment. The premium charge is 9% of each premium payment, exclusive of the Policy charge.

The premium charge is intended to cover Our sales expenses, premium taxes and other costs and risks associated with the Policy. The premium charge does not correspond to Our actual costs in any particular year.

The Policy is distributed through Foresters Financial Services, Inc. ("FFS"), which is one of Our affiliates.  The Policy is offered to the public through registered representatives of FFS and through other broker-dealers ("Selling Firms") that are licensed under the federal securities laws and applicable state insurance laws and that have entered into written selling agreements with FFS as the underwriter.  These Selling Firms may be affiliated with Us.  FFS pays commissions to the Selling Firms for their sales of the Policy according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. FFS pays its representatives a percentage of the premium on Policies that they sell. FFS representatives generally receive a higher percentage of the first-year premium for selling ISPC-WL than they would receive for selling ISPC-15. A representative of a Selling Firm who sells You the Policy typically receives a percentage of the compensation FFS pays to his or her Selling Firm, depending on the agreement between the Selling Firm and its representative, and the Selling Firm's compensation program.  Ask Your representative for further information about the compensation Your representative, and the Selling Firm that employs Your representative, may receive in connection with Your purchase of a Policy.

In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.

Policy Face Amount Charge

We impose a Policy Face Amount Charge in each premium payment (which is in addition to other applicable fees and charges).  These charges per $1,000 of the guaranteed insurance amount are shown below, and they vary by issue age and underwriting class. The Policy Face Amount Charge covers Our administrative expenses in issuing the Policy.

ISPC-15
Issue Age	Pref Plus NT	Pref NT	Standard NT	Standard TU
0-4	N/A		1.75	N/A
5-9			2.06
10-14			2.38
15-19			2.69
20-60	1.25	2.0	2.75	2.75

ISPC-WL with Face Amount greater than $150,000

Issue Age	Pref Plus NT	Pref NT	Standard NT	Standard TU
18-60.25		.50	1.25	1.25

ISPC-WL with Face Amount less than or equal to $150,000

Issue Age	Standard NT	Standard TU
18-60	2.0	2.0

Annual Policy Charge

We impose a maximum annual charge for Our administrative expenses of $95 on ISPC-15 and ISPC-WL.

Transfer Fees

We charge a $10 fee for transfers of the Net Benefit Base in excess of four per Policy Year, including those involving the Fixed Account. See "Transfer of Net Benefit Base" for more information.

Optional Insurance Rider Premiums

We charge an additional premium for each optional insurance rider that You select for Your Policy. See the table entitled "Transaction Fees and Other Charges and Expenses" in the "Fee Tables" section of this prospectus and Your Policy for more information on the additional premiums for each optional insurance rider.

PREMIUM PAYMENT MODE ADJUSTMENT

When You pay premiums on other than an annual basis, the premium amount, the annual Policy Charge and the Policy Face Amount Charge will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed insurance amount of Your death benefit.

Increase for Installment Payment of Premiums (as a percentage of an annual payment/charge):

Payment Frequency	% Increase
Annual	0%
Semi-annual	2%
Quarterly	4%
Monthly	5.96%

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE

Cost of Insurance Protection

We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex, underwriting classification and the net amount of insurance that is at risk. We guarantee that the cost of insurance will not be higher than rates based on the 2001 Commissioners' Standard Ordinary Mortality Table for the Insured's sex and tobacco use classification, which We use to compute the cost of insurance protection for each Policy.

Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk.

The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

Mortality and Expense Risk Charge

We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks ("M&E") that We assume.  Please refer to the chart entitled "Periodic Charges Other Than Fund Operating Expenses" for the M&E charge applicable to Your Policy.

The annual rate of the M&E Risk Charge declines after an initial M&E period, which is 15 years for ISPC-15 and 20 years for ISPC-WL.  We calculate two different classes of units due to this risk charge decline: one class of units during the initial M&E period, and another class of units during the lower M&E period. At the end of the initial M&E period, the Subaccount Benefit Base is fully and automatically allocated to purchase units using the later class of units.

 Policy Loan Interest

If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

Income Tax Charge

We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Each Fund makes daily deductions from its assets to cover management fees and other expenses.  Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. The highest and lowest gross annual Fund operating expenses as of June 30, 2017 were 1.32% and 0.78% respectively. The highest gross annual Fund operating expenses have been restated to reflect current operating expenses.

Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus.  We begin to accrue and deduct all of the above charges and premiums on a Policy's Issue Date.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax law described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which You should consult a qualified tax adviser.

POLICY PROCEEDS

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of "life insurance contract" in Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), and the investments of each Subaccount satisfies the investment diversification requirements of Section 817(h) of the Code. Consequently:

■ The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;

■ The growth of the Cash Value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and

■ Transfers among Subaccounts are not taxable events for purposes of federal income tax.

SURRENDERS AND LOANS

The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a "life insurance contract" but fails to meet the "seven-pay" test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance Policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the Face Amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.

Policies that Are not MECs

If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash Surrender Value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the Cash Value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an "income first" basis.

If the Cash Value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy loan.

Policies that Are MECs

A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis. If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 ½ are subject to an additional 10% penalty.

Tax Withholding

Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes

Because of the complex nature of the Federal tax law, We recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes of $5.49 million for 2017 (adjusted for inflation annually thereafter) and a top estate tax rate of 40%.  An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.  Under the Act, "portability" is made permanent, so that any unused exemption in one spouse's estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under the Insured's Policy will generally be included in the Insured's estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Code provides an exemption to the GSTT of $5.49 million for 2017 (adjusted for inflation annually thereafter) and a top GSTT tax rate of 40%.

Other Tax Issues

We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B. Based on this expectation, no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.

In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be "adequately diversified" in accordance with the Code and Treasury Department regulations. The investment adviser of the Life Series Funds monitors each Fund's investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund's assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner's control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service ("IRS") guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner's being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION

VOTING RIGHTS

Because the Funds of the Life Series Funds do not require annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

■ Shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

■ Shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

■ Shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.  As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

REPORTS

Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS

The financial statements of FLIAC and Separate Account B are in the Statement of Additional Information.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information ("SAI"), dated  December __, 2017 with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting Us at Foresters Life Insurance and Annuity Company, Raritan Plaza 1, P.O. Box 7836, Edison, New Jersey 08818-7836, calling Us toll free at 1(800) 832-7783 or by visiting Our website www.foresters.com. You can review and copy Our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

SEC file number: 333-149362/811-04328

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
LIFE INSURANCE SEPARATE ACCOUNT B

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES
OFFERED BY
FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Statement of Additional Information dated May 1, 2017, as revised December _, 2017
This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Foresters Life Insurance and Annuity Company through First Investors Life Level Premium Variable Life Insurance Separate Account B ("Separate Account B" or the "Separate Account"), which may be obtained at no cost by writing to Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08837, by telephoning (800) 832-7783, or by visiting our website at www.foresters.com. Separate Account B currently funds two level premium variable life insurance policies called Insured Series Policy, with a prospectus dated May 1, 2017, ISP Choice, with a prospectus dated May 1, 2017, and ISP Choice-15 and ISP Choice-WL, with a prospectus dated December ___, 2017.
Unless otherwise noted, the terms used in this SAI have the same meanings as in each prospectus.

1

GENERAL DESCRIPTION
Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company, 40 Wall Street, New York, New York 10005 ("FLIAC"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities. Foresters Financial Holding Company, Inc. ("FFHC"), a holding company, owns all of the voting common stock of Foresters Investment Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of FLIAC, Foresters Financial Services, Inc. ("FFS" or "Underwriter") and Foresters Investor Services, Inc.("FIS"), the transfer agent for First Investors Life Series Funds ("Life Series Funds"). The Independent Order of Foresters ("Foresters") controls FFHC and, therefore, the Adviser and FLIAC. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.
The following chart provides information about the Officers and Directors of FLIAC.
Name	Position(s) with FLIAC
Carol Lerner Brown	Secretary
Craig D. Cloyed	Director
William H. Drinkwater	Senior Vice President and Chief Actuary
Dianne Fox	Vice President, Insurance Operations
Francis X. Gannon	Chief Financial Officer and Treasurer
Steven Guterman	Director
Jason Helbraun	Assistant Vice President
Mehul N. Kapadia	Chief Information Officer, Vice President , IT & Business Information
Clarice Ma	Assistant Comptroller and Assistant Vice President
Martha E. Marcon	Director
Loretta McCarthy	Director
Knut A. Olson	President
Paul D. Reaburn	Director
2

Jeremy W. Ragsdale	Vice President, Product Development & Pricing
David Schimmel	Vice President
John Shey	Assistant Vice President

Separate Account Assets.  First Investors Life Level Premium Variable Life Insurance Separate Account B ("Separate Account B") was established on June 4, 1985 under the provisions of the New York Insurance Law.  The assets of Separate Account B are segregated from the assets of FLIAC, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of FLIAC. Separate Account B is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.
3

SERVICES
Custodian.  FLIAC, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account B.  We maintain the records and accounts of Separate Account B.
Independent Registered Public Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account B and Foresters Life Insurance and Annuity Company.

Underwriter.  FLIAC and Separate Account B have entered into an Underwriting Agreement with FFS. FFS, an affiliate of FLIAC and of the Adviser, has its principal business address at 40 Wall Street, New York, New York 10005.  FFS distributes the ISP CHOICE Policy in a continuous offering. FLIAC anticipates continuing to offer the ISP CHOICE Policy, but reserves the right to discontinue the offering.  New Insured Series Policies are not currently being offered for sale; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.  For the fiscal years ended December 31 , 2014, 2015 and 2016, FFS received underwriting commissions of $3,405,367, $3,508,482 and 3,442,996 respectively, in connection with the distribution of the ISP CHOICE Policy. For the fiscal years ended December 31, 2014, 2015 and 2016, FFS received underwriting commissions of $647,445, $506,080 and $402,353, respectively, in connection with the distribution of the Insured Series Policy. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.

Distribution of Policy.  The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of FFS or by other broker-dealers who have selling agreements with FFS.

We pay FFS a commission on policies sold.  Commissions we pay to FFS for ISP CHOICE-10, ISP CHOICE-20, ISP 10 Express and, for ISP CHOICE-Whole Life issued before December __, 2017, generally will not exceed 60% of the premiums you pay in your policy's first year and 5% of all other premiums you pay in policy years two and later.  Commissions we pay to FFS under the ISP CHOICE Policy for ISP CHOICE-15, and for ISP CHOICE-WL issued on or after December __, 2017, generally will not exceed 60% of the premiums you pay in your policy's first year, 20% in year two, 12.5% in year three, and 7.5% of all other premiums you pay in policy years four and later.  Commissions we pay to FFS under the Insured Series Policy generally will not exceed 31.25% of the first year premium payment and 5% of the premium payments for years two through twelve. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  FFS is, in turn, responsible for paying FFS  representatives all commissions and other compensation that may be due to them for selling the policies.  FFS representatives and representatives of other broker-dealers who have selling agreements with FFS may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the policies.

We offer the ISP CHOICE Policy for sale in Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.  We do not sell new Insured Series Policies; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.
4

OTHER INFORMATION
Reports.  At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary.  We mail the report to the last address known to us.  The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.
State Regulation.  We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the "Department").  We file an annual statement in a prescribed form with the Department each year covering our operations for the preceding year and our financial condition as of the end of such year.
Our books and accounts are subject to review by the  Department at any time.  The Department conducts a full examination of our operations periodically.  The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law.  We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.
Time of Payments.  All benefits payable due under the Policy will ordinarily be made within seven days of the due date or within seven days after the date of receipt of a request for partial surrender or termination.  However, FLIAC reserves the right to suspend or postpone the date of any payment due under the Policy (1) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the SEC, is restricted; (2) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund's net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

VALUATION INFORMATION
Value of a Unit.  For each Subaccount of Separate Account B, the value of a unit initially was set arbitrarily at $10.00.  The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated.  The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value.  The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.
Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:
(a) is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex-dividend" date occurs during the current Valuation Period.

5

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.
(c)
is a factor representing the charges deducted for mortality and expense risks.  Such factor on an annual basis is equal to 0.50% of the daily net asset value of the applicable Subaccount in the first 15 years for the 15-year payment period ISP CHOICE and 0.25% thereafter.  For the paid-to-age-100 ISP CHOICE, this factor is equal to 0.50% in the first 20 years and 0.25% thereafter for Policies issued on or after December __, 2017, and a fixed rate of 0.50% for Policies issued prior to that date. For ISP CHOICE-10, ISP CHOICE-20 and ISP CHOICE-65, such factor is equal to 0.50% (1.50% for ISP 10 Express) of the daily net asset value of the applicable Subaccount. This percentage represents the mortality and expense risk assumed.

The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.
RELEVANCE OF FINANCIAL STATEMENTS
The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccounts.  The financial statements of FLIAC as contained herein should be considered only as bearing upon FLIAC's ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.
[Financial statements to be provided by amendment.]
6

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)
PART C:  OTHER INFORMATION
Item 26.	Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account B. /1/
(b)	Not applicable.
(c)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Level Premium Variable Life Insurance (Separate Account B) and First Investors Corporation. /3/
(d)
Specimen of fully underwritten and non-medically underwritten Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B. /5/

(e)	Form of application used with Policies. /5/
(f)	(1)	Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i)	Certificate of Amendment. /1/
(ii)	Certificate of Amendment. /1/
(iii)	Certificate of Amendment. /1/
(iv)	Certificate of Amendment. /1/
(v)	Certificate of Amendment. /4/
(2)	By‑laws of First Investors Life Insurance Company. /1/
(i)	Amendment of By-laws. /4/
(g)	Not applicable.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /2/
(l)	Not applicable.
(m)	Not applicable.
(n)	Consents of Independent Public Accountants. /5/
(o)	Financial Statements. /5/
(p)	Not applicable.
(q)	The Registrant claims an exemption pursuant to Rule 6e-2(b)(12)(ii) under the 1940 Act with respect to all procedures disclosed in this Registration Statement.
(r)	Powers of Attorney for Craig D. Cloyed, Steven Guterman, Martha E. Marcon, Loretta McCarthy and Paul D. Reaburn. /6/
________________________________________
/1/
Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B) on May 19, 1997 (File Nos. 002-98410; 811-04328).

/2/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed on June 10, 2008.
/3/	Incorporated herein by reference to Post-Effective Amendment No. 3 to this Registration Statement filed on April 28, 2011.
/4/	Incorporated herein by reference to Post-Effective Amendment No. 12 to this Registration Statement filed on October 30, 2015.
/5/	To be filed by amendment.
/6/	Filed herewith.

Item 27.          Directors and Officers of the Depositor

The following are the Directors and Officers of Foresters Life Insurance and Annuity Company

(unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).
Name and Principal Business Address	Position and Office with Foresters Life Insurance and Annuity Company
Carol Lerner Brown	Secretary
Craig D. Cloyed	Director
William H. Drinkwater	Senior Vice President and Chief Actuary
Dianne Fox	Vice President, Insurance Operations
Francis X. Gannon Raritan Plaza 1 Edison, NJ 08837	Chief Financial Officer and Treasurer
Steven Guterman	Director
Jason Helbraun	Assistant Vice President
Mehul N. Kapadia	Chief Information Officer and Vice President, IT & Business Transformation
Martha E. Marcon	Director
Loretta McCarthy	Director
Knut A. Olson	President and Director
Jeremy W. Ragsdale	Vice President, Product Development & Pricing
Paul D. Reaburn	Director
David Schimmel Raritan Plaza 1 Edison, NJ 08837	Vice President
John Shey	Assistant Vice President

Item 28.          Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of Foresters Life Insurance and Annuity Company, the Depositor, and, as such, might be deemed to be controlled by Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company’s parent company is Foresters Financial Holding Company, Inc. (FFHC) (Delaware), a holding company.  Set forth below are all persons controlled by FFHC:

Foresters Investor Services, Inc. (New York).  Ownership: 100% owned by FFHC; Principal Business: Transfer Agent; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Financial Services, Inc. (New York).  Ownership:  100% owned by FFHC; Principal Business: Broker-Dealer; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Investment Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Advisory Services, LLC (Delaware).  Ownership: 100% owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

FFHC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements filed are those of the Registrant and Foresters Life Insurance and Annuity Company.

*The organizational chart below is current as of September 26, 2017.

Item 29.          Indemnification

Article V of the By‑Laws of Foresters Life Insurance and Annuity Company provides as follows:

Section 5.6     Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of Foresters Life Insurance and Annuity Company are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.          Principal Underwriter

(a) Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Life Separate Account E

(b)	The following persons are the officers and directors of Foresters Financial Services, Inc.:

(The principal business address of each director and officer listed below is c/o Foresters Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal Business Address	Position and Office with Foresters Financial Services, Inc.

Carol Lerner Brown	Assistant Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Laury Heydon-O’Neil	Vice President - Marketing

Frederick Miller	Senior Vice President

Larry Noyes	President and Director

Elizabeth Reilly	Vice President

Mark Segal	Assistant Vice President

Marjorie Solowey	Vice President

Jay Stainsby	Assistant Secretary

William J. Vogt	Vice President

(c)	Not Applicable.

Item 31.          Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by Foresters Life Insurance and Annuity Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.          Management Services

Not applicable.

Item 33.          Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

Foresters Life Insurance and Annuity Company (“Foresters Life and Annuity”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Foresters Life and Annuity under the Policies.  Foresters Life and Annuity bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Foresters Life and Annuity to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Messrs. Gannon and Olson), on this 29th day of September, 2017.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT B) (Registrant)

BY: FORESTERS LIFE INSURANCE AND ANNUITY COMPANY /s/ Knut A. Olson (Depositor) (On behalf of the Registrant and itself)

By: /s/ Knut A. Olson Knut A. Olson President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s Knut A. Olson Knut A. Olson	President and Director	September 29, 2017

/s/ Francis X. Gannon Francis X. Gannon	Chief Financial Officer and Treasurer	September 29, 2017

/s/ William H. Drinkwater William H. Drinkwater	Senior Vice President and Chief Actuary	September 29, 2017

/s/ Clarice Ma Clarice Ma	Assistant Vice President – Assistant Comptroller	September 29, 2017

/s/ Craig D. Cloyed Craig D. Cloyed*	Director	September 29, 2017

/s/ Steven Guterman Steven Guterman*	Director	September 29, 2017

Martha E. Marcon Martha E. Marcon*	Director	September 29, 2017

/s/ Loretta McCarthy Loretta McCarthy*	Director	September 29, 2017

/s/ Paul D. Reaburn Paul D. Reaburn*	Director	September 29, 2017

* By: /s/ Knut A. Olson Knut A. Olson (Attorney-in-Fact)	September 29, 2017

INDEX OF EXHIBITS

Exhibit Number 26(r)	Description Powers of Attorney for Craig D. Cloyed, Steven Guterman, Martha E. Marcon, Loretta McCarthy and Paul D. Reaburn